SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                 [X] Soliciting Material Pursuant to Rule 14a-12
                      AMERICAN MEDICAL SECURITY GROUP, INC.

                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box): [X] No fee required. [ ]
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[ ] Fee paid previously with preliminary materials.
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Identify the previous filing by registration  statement  number,  or the Form or
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                  [American Medical Security Group, Inc. LOGO]

                                  February 2002

[AMS Logo]                                             FORWARD-LOOKING STATEMENT

Some of the statements made during this presentation may be forward-looking statements subject to inherent risks and uncertainties that may cause actual results to differ materially from the company's expectitations. Please refer to the cautionary statement contained in written materials distributed with this presentation and the various reports filed by the company with the SEC for discussions of risk factors affecting the company and its business. The company assumes no obligation to update forward-looking statements included in this presentation.
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
[AMS Logo]                                                                                    AMS OVERVIEW

[Map of the United States]                                        - Specializes in providing
AMS Markets                                                         healthcare benefit plans
                                                                    for small-employer groups,
Alabama               Arizona-1             Arkansas                individuals & families
Colorado-1            Delaware              Florida-1,2
Georgia-1             Illinois-1,2          Indiana-1             - PPO model
Iowa                  Kansas-1              Louisiana
Maryland              Michigan-2            Mississippi-2         - 2001 Revenues:  $876.6 million
Missouri-1            Nebraska-1            Nevada
New Mexico-2          North Carolina-2      North Dakota          - 557,716 health members at 12/31/2001
Ohio-1,2              Oklahoma-1,2          Pennsylvania-1,2
South Carolina        South Dakota          Tennessee-1,2
Texas-1,2             Utah-2                Virginia-1
West Virginia         Wisconsin-1,3         Washington DC

1- Regional Sales Office located in this state
2- District Sales Office located in this state
3- Headquarters located in Green Bay, Wisconsin
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


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[AMS Logo]                                        FEBRUARY 4 EARNINGS HIGHLIGHTS

o        Net income of $0.30 per share in 4Q 2001
           o  $0.25 in 3Q 2001
           o  $0.10 in 2Q 2001
           o  $0.05 in 1Q 2001 (excluding $0.41 non-recurring litigation charge)

o        Guidance of $1.15 - 1.25 per share for full-year 2002

o        Health segment loss ratio improves for 5th consecutive quarter
           o  Lowest point in more than 2 years

o        New product lines reaching markets

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[AMS Logo]                                                          AMS OVERVIEW

o        Strategies
           o  Grow individual MedOne business
           o  Continue to improve small group business performance
           o  Rollout new product lines
           o  Grow dental business

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[AMS Logo]
                                                                      BUSINESSES

Revenue Contribution Changes (% of all AMS revenues)

         [Bar Chart]]

   2000                    2001                      2003 (projected)

   63% Small Group         54% Small Group           46% Small Group
   25% MedOne              36% MedOne                44% MedOne
    9% Specialty           10% Specialty             10% Specialty

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[AMS Logo]

                                   Small Group

                    Small Group Medical, Dental, Life and STD
                          associated with group members

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[AMS Logo]                                                 SMALL GROUP COMPONENT

o        Small-employer groups, ranging in size from 2 to 50 employees

o        Average group size is 6 employees

o        Distribution through 25,000 independent agents


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[AMS Logo]                                                 SMALL GROUP COMPONENT

o        Improving performance of small group business
          o   Several quarters of aggressive rate action
          o   Premiums increasing faster than claim costs

o        Industry finally overcomes impact of Health Insurance Portability &
                Accountability Act (HIPAA)
          o   Double-digit health care inflation compounds HIPAA
          o   Medicare cost-shifting makes matters worse

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                                                           SMALL GROUP COMPONENT
[AMS Logo]

o        New group product rollout
          o   Extremely strong agent reception
          o   Employers can tailor coverage to meet their needs

o        Aggressive efforts to invigorate new member growth

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[AMS Logo]                                                 SMALL GROUP COMPONENT


o        Increase small group profitability by:

          o   Focusing on core markets

          o   Introducing new products
             o   Higher deductibles, copays, etc.

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[AMS Logo]

                                     MedOne

                            MedOne Medical, and Life
                         associated with MedOne members

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[AMS Logo]                                                      MEDONE COMPONENT

o        Product for individuals and their families
          o   No employer coverage
          o   Self-employed
          o   Temporary coverage

o        Sold through independent agents

o        Higher profit potential than small group
          o   More flexibility in underwriting and pricing
          o   Better risk selection

                                                                              13

[AMS Logo]                                                      MEDONE COMPONENT

o        Well-positioned in softening economy
          o   Layoffs
          o   Small employers dropping coverage

o        New MedOne product rollout
          o   Individuals have a greater stake in health care costs
          o   Elect higher deductibles and co-pays
          o   Builds on success of Affordable One

o        Improving competitive environment
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[AMS Logo]                                                      MEDONE COMPONENT

o        MedOne Revenues
          o   Up 24% in 2001 from 2000

o        MedOne Membership
          o   45% of total 2001 membership vs. 34% in 2000

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[AMS Logo]                                                      MEDONE COMPONENT

o        Increase revenues & profitability:
        o    Expand number of agents
        o    Introduce new product
        o    Create additional regional/national distribution relationships
        o    Provide agents with power of Internet
                o    eAMS.com secured agent site
                o    Electronic quoting and enrollment

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[AMS Logo]


                               Specialty Business

                       Stand-Alone Dental and Self-Funded

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[AMS Logo]                                                    SPECIALTY BUSINESS

o        Consists of:

          o   Dental business
                o   167,000 stand-alone dental members
                o   79,000 additional members bundled to group plans
          o   Self-funded business

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[AMS Logo]                                                    SPECIALTY BUSINESS

o        Increase Profitability by:

          o   Expanding dental business
                o   Increase sales & marketing activity
                o   New product
          o   Selectively developing self-funded business

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[AMS Logo]

                              FINANCIAL HIGHLIGHTS

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[AMS Logo]                                                    EARNINGS PER SHARE
                                               (*excluding non-recurring charge)

         [Line Graph]

         Quarter 3 2000             $(0.09)
         Quarter 4 2000             $ 0.01
         Quarter 1 2001             $ 0.05*
         Quarter 2 2001             $ 0.10
         Quarter 3 2001             $ 0.25
         Quarter 4 2001             $ 0.30

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[AMS Logo]                                             ANNUAL EARNINGS PER SHARE
                                               (*excluding non-recurring charge)

   [Bar Chart]

   2000 Actual          2001 Actual           2002 Company guidance as of 2/4/02

   $0.18                $0.70*                $1.15 - $1.25
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[AMS Logo]                                                  OTHER FINANCIAL DATA

                                                      As Of
                                     12/31/99        12/31/00       12/31/01

Book Value per Share                 $14.86          $15.77         $16.30

Tangible Book Value per Share        $7.69           $8.24          $8.85

Debt to Total Capital Ratio          16.2%           15.7%          14.9%

Cash Flow from Operations            $26.4           $(3.2)         $17.6

Capital Adequacy (RBC)               339%            389%           486% est.

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[AMS Logo]                                                  FINANCIAL HIGHLIGHTS

                                 SMALL CAP VALUE

o        Investment Considerations

          o   Growing MedOne business

          o   Small group market turnaround

          o   Profitable dental business

          o   Strong systems and back office

          o   Low debt to total capital ratio - 14.9%

          o   Book value of $16.30 per share on 12/31/2001
              o   Tangible book value of $8.85 per share on 12/31/2001
              o   Closing price of $11.48 on 2/1/2002

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[AMS Logo]                                                    COBALT CORPORATION

o        45% Shareholder

o        January 18:  Files Schedule 13D with SEC
          o Discussions with AMS regarding the repurchase of a portion of its shares at market prices
          o   Investment no longer "strategic asset"
          o July 2001: Hired investment banker to respond to inquiries from purchasers
          o AMS in discussions with Cobalt to resolve these issues favorably for shareholders

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[AMS Logo]                                                    PROXY SOLICITATION

The directors and executive officers of American Medical Security Group, Inc. ("AMS") and certain other persons may be deemed to be participants in solicitation by AMS of proxies from its shareholders in connection with AMS' 2002 Annual Meeting of Shareholders. Information concerning such participants was filed by AMS with the Securities and Exchange Commission (the "SEC") on January 22, 2002.

SHAREHOLDERS OF AMS ARE ADVISED TO READ AMS' PROXY STATEMENT IN CONNECTION WITH ITS SOLICITATION OF PROXIES FROM ITS SHAREHOLDERS WHEN IN BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders of AMS and other interested parties may obtain, free of charge, copies of AMS' proxy statement, and any other documents filed by AMS with the SEC, at the SEC's Internet web site at www.sec.gov. When available, definitive proxy statements and other documents may also be obtained by contacting AMS: Cliff Bowers, American Medical Security, P.O. Box 19032, Green Bay, WI 54307-9032. (920) 661-2766

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

[AMS Logo]                                                  CAUTIONARY STATEMENT

This presentation contains certain "forward-looking" statements (within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995) with respect to strategic business plans, earnings and changes in business mix. Such statements are subject to inherent risks and uncertainties that may cause actual results to differ materially from those contemplated. Risk factors that may affect actual results include:

o        Inability to successfully implement the Company's business plan, attain new business sales goals, retain existing customers and maintain acceptable profit margins
o        Unexpected increases in medical costs and increased utilization of medical services and prescription drugs resulting from bioterrorism concerns or otherwise
o        Competitive practice and demand for the Company's products
o        Changes in the Company's relationship with key sales agents and the ability of the Company to expand its distribution network
o        Developments in health care reform and changes in insurance and health care regulations and other regulatory issues
o        General economic conditions affecting consumer spending and the
             Company's investment performance
o        Outcome of commercial and other litigation
o        Other factors referred to in the Company's reports filed with the
             Securities and Exchange Commission from time to time

This presentation reflects expectations of the Company as of February 4, 2002. The Company undertakes no obligation to update this information as a result of new information or future events.

Information in this presentation related to the Company's major business products is provided in addition to previously disclosed information. In this presentation, historical and forward-looking data reflecting the Company's health and life insurance segment businesses have been allocated to major business products based on the underlying customer base.

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                  [American Medical Security Group, Inc. Logo]